_A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 16, 2006
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

 Nevada                             0-19118                    74-2584033
(State or other jurisdiction of  (Commission               (IRS Employer
 incorporation)                   File Number)              Identification No.)

                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

     On March 16, 2006, the Company issued a press release announcing an upward revison of its 2005 earnings. A copy of the press release is attached hereto as
Exhibit 99.1.

         The information contained in Item 2.02 of this Current Report (including Exhibit 99.1) is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any filing of the company, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.



Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

     99.1 Press Release dated March 16, 2006 entitled, "Abraxas Revises 2005 Earnings Upward by 13%.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Abraxas Petroleum Corporation


                                 By:/s/Chris Williford
                                   ---------------------------------------
                                   Chris Williford
                                   Executive Vice President, Chief Financial
                                   Officer and Treasurer
Dated:  March 17, 2006

                                  Exhibit Index


     99.1 Press Release dated March 16, 2006 entitled, "Abraxas Revises 2005 Earnings Upward by 13%".